UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2017

HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4900, Chicago, IL		60606-6303
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Effective May 25, 2017, the Board of Directors (the “Board”) of Heidrick & Struggles International, Inc. (“HSII”) approved an amendment to Article III, Section 1 of its bylaws to decrease the minimum size of the board to seven members. This summary is qualified by reference to the complete text of the amended bylaws attached as Exhibit 3.1 to this report.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 25, 2017, HSII held its annual meeting of stockholders. The following tables present the final results of voting on each of the matters submitted to a vote of security holders during HSII’s annual meeting of stockholders:

1.	Election of Directors: Our stockholders elected the following seven directors to serve a one-year term expiring on the date of our 2018 annual meeting of stockholders or until his or her successor has been duly chosen and qualified.

Nominee	For	Against	Broker Non-Votes
Elizabeth L. Axelrod	15,592,059	36,981	1,926,675
Richard I. Beattie	14,883,506	745,534	1,926,675
Clare M. Chapman	15,592,059	36,981	1,926,675
Gary E. Knell	15,610,118	18,992	1,926,675
Lyle Logan	15,610,464	18,576	1,926,675
Willem Mesdag	15,609,424	19,616	1,926,675
Tracy R. Wolstencroft	15,610,464	18,576	1,926,675

2.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for 2017: Our stockholders approved this proposal.

For	Against	Abstain
17,396,225	158,018	1,472

3.	Advisory Vote to Approve Executive Compensation: Our stockholders approved this proposal.

For	Against	Abstain	Broker Non-Votes
15,176,040	451,631	1,369	1,926,675

4.	Advisory Vote to Approve Future Advisory Votes on Executive Compensation: Our stockholders voted in favor of one year.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
12,058,647	4,114	3,562,980	3,299	1,926,675

Based on its recommendation to stockholders in favor of an annual vote and the vote of approximately 77% of HSII’s shares that voted, the Board has decided to continue to hold the advisory vote on executive compensation annually until the next required vote on the frequency of stockholder votes on executive compensation.

ITEM 9.01	Financial Statements and Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of Heidrick & Struggles, International, Inc., as amended May 25, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC. (Registrant)

Date: May 30, 2017	By:	/s/ Stephen W. Beard
	Name:	Stephen W. Beard
	Title:	Executive Vice President, General Counsel and Chief Administrative Officer